Exhbit 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions, except per share amounts)
(Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2011	2010	2011	2010

OPERATING REVENUES:
Gas utility	$134.0	$122.9	$490.7	$591.0
Electric utility	159.3	151.0	305.7	295.9
Nonutility	182.5	128.5	362.0	255.8
Total operating revenues	475.8	402.4	1,158.4	1,142.7

OPERATING EXPENSES:
Cost of gas sold	48.8	41.5	243.9	339.3
Cost of fuel and purchased power	60.3	57.8	119.8	115.8
Cost of nonutility revenues	68.5	49.4	173.6	109.9
Other operating	163.3	132.3	304.9	261.2
Depreciation and amortization	61.2	57.2	120.3	113.0
Taxes other than income taxes	12.1	12.1	31.0	35.2
Total operating expenses	414.2	350.3	993.5	974.4

OPERATING INCOME	61.6	52.1	164.9	168.3

OTHER INCOME (EXPENSE):
Equity in (losses) of unconsolidated affiliates	(12.0)	(13.9)	(22.9)	(5.7)
Other income - net	2.8	0.9	5.2	0.4
Total other income (expense)	(9.2)	(13.0)	(17.7)	(5.3)

INTEREST EXPENSE	27.0	26.0	53.6	52.0

INCOME BEFORE INCOME TAXES	25.4	13.1	93.6	111.0

INCOME TAXES	10.3	4.4	33.9	39.1

NET INCOME	$15.1	$8.7	$59.7	$71.9

AVERAGE COMMON SHARES OUTSTANDING	81.7	81.0	81.7	81.0
DILUTED COMMON SHARES OUTSTANDING	81.8	81.2	81.8	81.2

EARNINGS PER SHARE OF COMMON STOCK

BASIC	$0.19	$0.11	$0.73	$0.89

DILUTED	$0.18	$0.11	$0.73	$0.89

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions)
(Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2011	2010	2011	2010

OPERATING REVENUES:
Gas utility	$134.0	$122.9	$490.7	$591.0
Electric utility	159.3	151.0	305.7	295.9
Other	0.5	0.4	1.0	0.8
Total operating revenues	293.8	274.3	797.4	887.7

OPERATING EXPENSES:
Cost of gas sold	48.8	41.5	243.9	339.3
Cost of fuel and purchased power	60.3	57.8	119.8	115.8
Other operating	78.2	71.2	165.1	152.8
Depreciation and amortization	47.9	46.8	96.1	93.3
Taxes other than income taxes	11.1	11.6	29.1	33.9
Total operating expenses	246.3	228.9	654.0	735.1

OPERATING INCOME	47.5	45.4	143.4	152.6

OTHER INCOME - NET	2.2	0.8	3.9	3.0

INTEREST EXPENSE	20.4	20.3	40.8	40.6

INCOME BEFORE INCOME TAXES	29.3	25.9	106.5	115.0

INCOME TAXES	13.0	9.7	41.6	43.4

NET INCOME	$16.3	$16.2	$64.9	$71.6

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Millions - Unaudited)

	June 30,	December 31,
	2011	2010

ASSETS
Current Assets
Cash & cash equivalents	$ 14.8	$ 10.4
Accounts receivable - less reserves of $7.6 &
$5.3, respectively	179.0	176.6
Accrued unbilled revenues	62.6	162.0
Inventories	166.6	187.1
Recoverable fuel & natural gas costs	9.2	7.9
Prepayments & other current assets	80.6	101.2
Total current assets	512.8	645.2

Utility Plant
Original cost	4,890.0	4,791.7
Less: accumulated depreciation & amortization	1,897.3	1,836.3
Net utility plant	2,992.7	2,955.4

Investments in unconsolidated affiliates	114.8	135.2
Other utility & corporate investments	36.1	34.1
Other nonutility investments	41.2	40.9
Nonutility plant - net	536.0	488.3
Goodwill - net	262.2	242.0
Regulatory assets	173.3	189.4
Other assets	51.0	33.7
TOTAL ASSETS	$ 4,720.1	$ 4,764.2

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$ 119.1	$ 183.7
Accounts payable to affiliated companies	27.7	59.6
Accrued liabilities	184.5	178.4
Short-term borrowings	144.5	118.3
Current maturities of long-term debt	138.3	250.7
Long-term debt subject to tender	30.0	30.0
Total current liabilities	644.1	820.7

Long-term Debt - Net of Current Maturities &
Debt Subject to Tender	1,551.4	1,435.2

Deferred Income Taxes & Other Liabilities
Deferred income taxes	538.1	515.3
Regulatory liabilities	337.6	333.5
Deferred credits & other liabilities	202.6	220.6
Total deferred credits & other liabilities	1,078.3	1,069.4

Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
81.8 and 81.7 shares, respectively	687.6	683.4
Retained earnings	762.5	759.9
Accumulated other comprehensive income (loss)	(3.8)	(4.4)
Total common shareholders' equity	1,446.3	1,438.9
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$ 4,720.1	$ 4,764.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)

	Six Months Ended
	June 30,
	2011	2010

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$59.7	$71.9
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	120.3	113.0
Deferred income taxes & investment tax credits	34.1	17.6
Equity in losses of unconsolidated affiliates	22.9	5.7
Provision for uncollectible accounts	6.9	10.2
Expense portion of pension & postretirement benefit cost	4.5	4.5
Other non-cash charges - net	6.1	14.5
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenues	111.2	100.0
Inventories	20.5	7.5
Recoverable/refundable fuel & natural gas costs	(1.3)	(24.2)
Prepayments & other current assets	22.6	17.6
Accounts payable, including to affiliated companies	(102.5)	(98.8)
Accrued liabilities	4.6	14.0
Unconsolidated affiliate dividends	0.1	12.2
Employer contributions to pension & postretirement plans	(33.1)	(8.2)
Changes in noncurrent assets	(3.5)	9.5
Changes in noncurrent liabilities	(3.5)	(8.3)
Net cash flows from operating activities	269.6	258.7

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Dividend reinvestment plan & other common stock issuances	3.6	3.1
Requirements for:
Dividends on common stock	(56.4)	(55.1)
Retirement of long-term debt	(1.4)	(1.6)
Other financing activities	(1.4)	-
Net change in short-term borrowings	26.2	(67.9)
Net cash flows from financing activities	(29.4)	(121.5)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from:
Unconsolidated affiliate distributions	0.5	0.5
Other collections	0.9	6.8
Requirements for:
Capital expenditures, excluding AFUDC equity	(152.4)	(137.2)
Business acquisition, net of cash acquired	(83.4)	-
Other investments	(1.4)	(2.4)
Net cash flows from investing activities	(235.8)	(132.3)

Net change in cash & cash equivalents	4.4	4.9
Cash & cash equivalents at beginning of period	10.4	11.9
Cash & cash equivalents at end of period	$14.8	$16.8

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(millions, except per share amounts)
(Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2011	2010	2011	2010

REPORTED EARNINGS:
Utility Group	$16.3	$16.2	$64.9	$71.6

Nonutility Group
Infrastructure Services	2.1	2.0	(0.8)	(1.0)
Energy Services	0.7	1.7	(0.7)	1.4
Coal Mining	8.5	1.7	10.1	5.6
Energy Marketing
Vectren Source	(2.5)	(1.9)	4.6	4.4
ProLiance	(9.2)	(7.0)	(16.7)	(3.1)

Other Businesses	(0.4)	(4.0)	(0.7)	(7.0)
Total Nonutility Group	(0.8)	(7.5)	(4.2)	0.3

Corporate and Other	(0.4)	-	(1.0)	-

Vectren Consolidated	$15.1	$8.7	$59.7	$71.9

Earnings Per Share
Utility Group	$0.20	$0.20	$0.79	$0.89
Nonutility Group, excluding ProLiance	0.10	-	0.15	0.04
ProLiance	(0.11)	(0.09)	(0.20)	(0.04)
Corporate and Other	-	-	(0.01)	-
REPORTED EPS	$0.19	$0.11	$0.73	$0.89

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2011	2010	2011	2010

GAS OPERATING REVENUES (Millions):
Residential	$89.6	$82.4	$334.6	$405.2
Commercial	28.8	26.5	117.7	147.6
Industrial	12.5	10.9	31.2	29.7
Other Revenue	3.1	3.1	7.2	8.5
	$134.0	$122.9	$490.7	$591.0

GAS MARGIN (Millions):
Residential	$55.5	$54.1	$160.6	$166.2
Commercial	14.4	13.8	48.8	50.2
Industrial	12.0	10.1	29.7	26.3
Other	3.3	3.4	7.7	9.0
	$85.2	$81.4	$246.8	$251.7

GAS SOLD & TRANSPORTED (MMDth):
Residential	8.1	6.1	45.2	44.4
Commercial	3.6	2.8	19.3	19.1
Industrial	21.1	19.2	49.9	45.8
	32.8	28.1	114.4	109.3

AVERAGE GAS CUSTOMERS
Residential	896,376	894,200	902,833	901,462
Commercial	82,616	82,470	83,234	83,201
Industrial	1,644	1,636	1,648	1,627
	980,636	978,306	987,715	986,290

YTD WEATHER AS A PERCENT OF NORMAL:
Heating Degree Days (Ohio)	91%	65%	105%	103%

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2011	2010	2011	2010

ELECTRIC OPERATING REVENUES (Millions):
Residential	$50.6	$48.2	$98.0	$97.6
Commercial	40.8	39.4	74.9	72.6
Industrial	53.8	51.5	104.1	97.3
Other Revenue	1.9	2.4	3.9	4.3
Total Retail	147.1	141.5	280.9	271.8
Net Wholesale Revenues	12.2	9.5	24.8	24.1
	$159.3	$151.0	$305.7	$295.9

ELECTRIC MARGIN (Millions):
Residential	$36.2	$34.5	$68.3	$68.1
Commercial	26.8	25.4	48.7	47.1
Industrial	25.5	24.4	48.9	46.9
Other	1.6	2.3	3.5	4.0
Total Retail	90.1	86.6	169.4	166.1
Net Wholesale Margin	8.9	6.6	16.5	14.0
	$99.0	$93.2	$185.9	$180.1

ELECTRICITY SOLD (GWh):
Residential	342.2	356.2	723.4	767.4
Commercial	335.7	360.3	636.1	661.0
Industrial	680.9	697.1	1,342.8	1,307.5
Other Sales - Street Lighting	4.8	5.1	10.7	11.1
Total Retail	1,363.6	1,418.7	2,713.0	2,747.0
Wholesale	143.0	108.8	326.9	344.2
	1,506.6	1,527.5	3,039.9	3,091.2

AVERAGE ELECTRIC CUSTOMERS
Residential	122,884	122,754	123,005	122,891
Commercial	18,271	18,373	18,260	18,344
Industrial	111	107	111	107
Other	33	33	33	33
	141,299	141,267	141,409	141,375

YTD WEATHER AS A PERCENT OF NORMAL:
Cooling Degree Days (Indiana)	124%	146%	123%	144%
Heating Degree Days (Indiana)	80%	53%	95%	101%